RYDEX SERIES FUNDS

LONG SHORT INTEREST RATE STRATEGY FUND

Supplement dated September 18, 2012 to the A-Class, C-Class and Institutional Class Shares prospectus (the “Multi-Class Prospectus”) and the Advisor Class, Investor Class and H-Class Shares prospectus (the “H-Class Prospectus”) (together, the “Prospectuses”) for the Long Short Interest Rate Strategy Fund (the “Fund”) dated August 1, 2012

This supplement provides new and additional information beyond that contained in the currently effective Prospectuses for the Fund and should be read in conjunction with those Prospectuses.

Shareholders of the Fund are notified of the following investment policy change and other changes.

American Independence Financial Services, LLC (“American Independence”), the sub- adviser to the Fund, provided notice that it intends to resign as the Fund’s sub-adviser, effective October 2, 2012. In connection with the resignation of American Independence, the Board of Trustees (the “Board”) of Rydex Series Funds approved a change to the investment program of the Fund to permit the Fund’s investment adviser, Security Investors, LLC (the “Advisor”), which operates under the name Guggenheim Investments, to manage the Fund in accordance with a macro opportunities strategy. In particular, the Board approved the following changes with respect to the Fund’s investment program effective October 2, 2012:

•	a change to the Fund’s name from “Long Short Interest Rate Strategy Fund” to the “Flexible Strategies Fund”;

•

changes to the investment objective, strategies, risks and benchmark, including a change to the Fund’s strategy to invest “substantially all of its assets in cash, U.S. Treasury Bills, Notes and Bonds as well as futures linked to those instruments and exchange-traded funds (“ETFs”)” (such that as a result, the Fund will no longer invest in those securities to the same extent);

•	changes to the portfolio management team; and

•	changes to the non-fundamental investment policies.

The transition to the new investment program will result in adjustments to the Fund’s portfolio holdings, which will increase the Fund’s portfolio turnover rate and could result in increased costs and the realization of taxable gains or losses (which, to the extent of actual gains or losses, would ultimately be borne by shareholders). The Advisor will attempt to minimize these costs, but there is no guarantee these efforts will be successful.

In addition, the Board approved a reorganization of the Fund with and into the Guggenheim Macro Opportunities Fund (the “Macro Opportunities Fund”), a series of Security Income Fund, as indicated in the chart below (the “Reorganization”):

Acquired Fund	Acquiring Fund
Long Short Interest Rate Strategy Fund (the Flexible Strategies Fund, effective October 2, 2012)	Guggenheim Macro Opportunities Fund

The Board approved the Reorganization because, effective October 2, 2012, the Fund’s new investment program will be substantially identical to the Macro Opportunities Fund’s investment program and the Board believes the Reorganization is in the best interest of the Fund and its shareholders and will not dilute the interests of shareholders. The Reorganization will be submitted to a vote of the shareholders of the Fund at a meeting to be held on or about November 26, 2012. In advance of the meeting, a combined proxy statement/prospectus describing the Macro Opportunities Fund and the proposed Reorganization will be mailed to shareholders of record as of October 12, 2012 and will be available on the Securities and Exchange Commission’s website at www.sec.gov.

If the Reorganization is approved by the shareholders of the Fund and certain other conditions are satisfied, the assets and liabilities of the Fund will be transferred to the Macro Opportunities Fund, and shareholders of the Fund will become shareholders of the Macro Opportunities Fund. Shareholders of the Fund will receive shares of the Macro Opportunities Fund, having an equivalent net asset value to their investments in the Fund, in exchange for their shares of the Fund. If the Reorganization is approved by shareholders of the Fund, it is expected that the Reorganization would occur effective as of the close of business on or about December 1, 2012.

As a result of the changes discussed above, effective October 2, 2012, the Prospectuses will be supplemented and amended as follows:

All references to the “Long Short Interest Rate Strategy Fund” will be replaced with “Flexible Strategies Fund” to reflect the change in the Fund’s name as approved by the Board.

The Table of Contents, on page iii of the Prospectuses, will be updated to include the Flexible Strategies Fund in the “Fixed Income Funds” category and delete the Long Short Interest Rate Strategy Fund from the “Alternatives Funds” category.

The section titled “Investment Objective”, on page 230 of the Multi-Class Prospectus and page 220 of the H-Class Prospectus, will be replaced in its entirety to reflect the following new investment objective:

The Fund seeks to provide total return, comprised of current income and capital appreciation.

The section titled “Principal Investment Strategies”, on page 231 of the Multi-Class Prospectus and page 220 of the H-Class Prospectus, will be replaced in its entirety to reflect the following new investment strategies:

The Fund will seek to achieve its investment objective by investing in a wide range of fixed income and other debt and equity securities selected from a variety of sectors and credit qualities,

principally, corporate bonds, participations in and assignments of syndicated bank loans, asset-backed securities (including mortgage-backed securities and structured finance investments), U.S. government and agency securities, mezzanine and preferred securities, commercial paper, zero-coupon bonds, municipal securities, Rule 144A securities (and other non-registered or restricted securities), step-up securities (such as step-up bonds) and convertible securities, and in common stocks and other equity investments that the Advisor believes offer attractive yield and/or capital appreciation potential. The Advisor may employ a strategy of writing (selling) covered call and put options on such equity securities.

While the Fund will principally invest in securities listed, traded or dealt in developed markets, it may also invest without limitation in securities listed, traded or dealt in other countries, including emerging markets countries. Such securities may be denominated in foreign currencies. The Fund may hold, without limit, fixed income securities of any quality, rated or unrated, including, those that are rated below investment grade, or, if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”). The Fund may hold securities of any duration or maturity. Securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest in a variety of investment vehicles, such as closed-end funds, exchange traded funds (“ETFs”) and other mutual funds. The Fund may also invest in commodities (such as precious metals), commodity-linked notes and other commodity-linked derivative instruments, such as swaps, options, or forward contracts based on the value of commodities or commodities indices and commodity futures. The Fund may use leverage by entering into reverse repurchase agreements and borrowing transactions (such as lines of credit) for investment purposes.

The Fund also may engage, in repurchase agreements, forward commitments, short sales and securities lending and it may seek certain exposures through derivative transactions, including foreign exchange forward contracts, futures on securities, indices, currencies and other investments; options; interest rate swaps, cross-currency swaps, total return swaps; and credit default swaps, which may also create economic leverage in the Fund. The Fund may engage, without limit, in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. The Fund may also, without limitation, seek to obtain exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs and/or dollar rolls).

The Advisor will use a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. The Advisor seeks to combine a credit managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Advisor’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns as compared to such benchmark indexes.

The Advisor may determine to sell a security for several reasons including the following: (1) to adjust the portfolio’s average maturity, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed or for other credit reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. The Fund does not intend to principally invest in defaulted securities, but if a security defaults subsequent to purchase by the Fund, the Advisor will determine in its discretion whether to hold or dispose of such security. Under adverse market conditions (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments), the Fund can make temporary defensive investments and may not be able to pursue its objective.

The section titled “Principal Risks”, on page 231 of the Multi-Class Prospectus and page 221 of the H-Class Prospectus, will be replaced in its entirety to reflect the following risks:

The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are listed below.

Active Trading Risk – Active trading, also called “high turnover,” may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund.

Asset-Backed and Mortgage-Backed Securities Risk – Investors in asset-backed securities, including mortgage-backed securities, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk.

Commodities Risk – The commodities industries can be significantly affected by the level and volatility of commodity prices; world events including international monetary and political developments; import controls and worldwide competition; exploration and production spending; and tax and other government regulations and economic conditions.

Commodity-Linked Investing – Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures and their value may be affected by the performance of the overall commodities markets as well as weather, tax, and other regulatory developments.

Convertible Securities Risk – The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit Risk – The Fund could lose money if the issuer of a bond or counterparty to a derivatives transaction, reverse repurchase agreement or other transaction is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity of the bond.

Currency Risk – The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

Derivatives Risk – Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including limited ability to enter into or unwind a position, imperfect correlations with underlying investments or the Fund’ other portfolio holdings, lack of availability and the risk that the counterparty may default on its obligations.

Emerging Markets Risk – Investments in emerging markets securities are generally subject to a greater level of those risks associated with investing in foreign securities, as emerging markets are considered less developed and developing countries.

Equity Securities Risk – Equity securities include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities fluctuate in value more than other investments. They reflect changes in the issuing company’s financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The Fund may lose a substantial part, or even all, of its investment in a company’s stock. Growth stocks may be more volatile than value stocks.

Foreign Securities Risk – Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

High Yield Securities Risk – Higher yielding, below investment grade and other high risk debt securities may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

Insurance Risk – Certain municipal securities may be insured by an insurer, such as a bank or other financial institution. Adverse developments affecting a particular insurer or, more generally, banks and financial institutions could have a negative effect on the value of the Fund’s holdings in insured municipal securities. While insurance may reduce the credit risk of a municipal security, it does not protect against fluctuations in the value of the Fund’s shares caused by market changes.

Interest Rate Risk – Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s securities and share price to decline. Fixed-income securities with longer durations are subject to more volatility than those with shorter durations.

Investment in Investment Vehicles Risk – Investing in other investment vehicles, including ETFs, closed-end funds and other funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses.

Investments in Syndicated Bank Loans Risk – Investments in syndicated bank loans involve special types of risks, including credit risk, interest rate risk, liquidity risk and prepayment risk. Syndicated bank loans generally offer a floating interest rate. Syndicated bank loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Leverage Risk – The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives, reverse repurchase agreements, unfunded commitments and borrowings.

Liquidity Risk – Investments are subject to liquidity risk when they are difficult to purchase or sell.

Management Risk – The Fund is actively managed. There is no guarantee that the investment strategies will be successful.

Market Risk – The market value of the securities held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

Municipal Securities Risk – Municipal securities can be affected by unfavorable legislative or political developments and adverse changes in the financial conditions of state and municipal issuers or the federal government in case it provides financial support to the municipality. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the overall municipal market.

Options and Futures Risk – Options and futures may sometimes reduce returns or increase volatility. They also may entail transactional expenses.

Preferred Securities Risk – A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Prepayment Risk – Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities, and may offer a greater potential for loss when interest rates rise.

Real Estate Securities Risk – The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns.

Regulatory and Legal Risk – U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation applying to the Fund (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of the Fund.

Repurchase Agreement and Reverse Repurchase Agreement Risk – In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Restricted Securities Risk – Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.

Securities Lending Risk – Securities lending involves a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In the event of bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities.

Short Sales Risk – Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.

Tax Risk – The Fund must derive at least 90% of its gross income from qualifying sources in order to qualify for favorable tax treatment as a regulated investment company (“RIC”). This requirement will limit the ability of the Fund to invest in commodities, derivatives on commodities, or other items that could result in nonqualifying income. Future guidance by the Internal Revenue Service (“IRS”) could also limit the Fund’s ability to gain exposure to commodities through commodity-linked notes or other types of investments.

The “Performance Information” on page 232 of the Multi-Class Prospectus and page 222 of the H-Class Prospectus will be revised to include the following sentence as the third sentence of the first paragraph to reflect the “Bank of America Merrill Lynch 3 Month Treasury Bill Index” as the Fund’s new primary benchmark:

The Barclays U.S. Aggregate Government Treasury Index previously served as the primary benchmark prior to October 2, 2012, at which point it was replaced by the Bank of America Merrill Lynch 3 Month Treasury Bill Index. This benchmark change was made to more accurately reflect the new principal strategies of the Fund.

The “Average Annual Total Return (for periods ended December 31, 2011)” information included in each table on page 233 of the Multi-Class Prospectus and page 222 of the H-Class Prospectus will be revised to include the following row above the Barclays U.S. Aggregate Government Treasury Index to reflect “Bank of America Merrill Lynch 3 Month Treasury Bill Index” as the Fund’s new primary benchmark:

	Past 1 Year	Since Inception (6/30/2010)
Bank of America Merrill Lynch 3 Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.10%	0.12%

The section titled “Investment Sub-Advisor”, on page 233 of the Multi-Class Prospectus and page 222 of the H-Class Prospectus, will be deleted in its entirety.

The section titled “Portfolio Managers”, on page 233 of the Multi-Class Prospectus and page 223 of the H-Class Prospectus, will be replaced in its entirety to reflect the following change in portfolio managers:

B. Scott Minerd, Anne B. Walsh, Kevin H. Gundersen, and James Michal are primarily responsible for the day-to-day management of the Fund. Each holds the title of Portfolio Manager with the Advisor. They have managed the Fund since October 2012.

Under the section “More Information about the Trust and the Funds”, on page 262 of the Multi-Class Prospectus and page 251 of the H-Class Prospectus, the Flexible Strategies Fund will be included in the list of “Fixed Income Funds” and the Long Short Interest Rate Strategy Fund will be removed from the list of “Alternatives Funds”.

The first three paragraphs under the section titled “Principal Investment Strategies”, on page 263 of the Multi-Class Prospectus and page 252 of the H-Class Prospectus, will be replaced in their entirety with the following:

The Advisor develops and implements structured investment strategies designed to achieve each Fund’s investment objective. The Advisor places particular emphasis on controlling risk relative to each Fund’s benchmark or market sector in order to maintain consistency and predictability.

With the exception of the Alternatives Funds, High Yield Strategy Fund, Inverse High Yield Strategy Fund, Asset Allocation Funds, and the Flexible Strategies Fund, the Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments. The Alternatives Funds, High Yield Strategy Fund, Inverse High Yield Strategy Fund, Asset Allocation Funds, and the Flexible Strategies Fund may, but will not necessarily, invest up to 100% of its assets in high-quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy, if employed, could result in lower returns and loss of market opportunity. Thus, when pursuing a temporary defensive strategy, the Alternatives Funds, High Yield Strategy Fund, Inverse High Yield Strategy Fund, Asset Allocation Funds, and the Flexible Strategies Fund may not achieve their respective investment objectives.

Each Domestic Equity Fund’s, Sector Fund’s, International Equity Fund’s, Fixed Income Fund’s (except the Flexible Strategies Fund), and the Real Estate Fund’s and U.S. Government Money Market Fund’s investment policy to invest at least 80% of its net assets in a particular type of investment or security is a non-fundamental policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.

The section titled “Principal Investment Strategies”, subsection “Long Short Interest Rate Strategy Fund”, on page 264 of the Multi-Class Prospectus and page 254 of the H-Class Prospectus, will be deleted in its entirety.

The section titled “Principal Investment Risks”, beginning on page 272 of the Multi-Class Prospectus and page 261 of the H-Class Prospectus, will be supplemented to include the following risks:

Asset-Backed and Mortgage-Backed Securities Risk – The Flexible Strategies Fund may invest in asset-backed securities, including mortgage-backed securities and structured investment vehicles (“SIVs”), which are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. The Fund will receive payments that are part interest and part return of principal. These payments may vary based on the rate at which borrowers pay off their loans. When a borrower, such as a homeowner with respect to mortgage-backed securities, makes a prepayment, the Fund receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments. An underlying pool of assets, principally automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables may back asset-backed securities in which the Fund may invest. The Fund may invest in these and other types of asset-backed securities that may be developed in the future. The pool provides the interest and principal payments to investors. Asset-backed securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-related securities, and thus it is possible that recovery on repossessed collateral might be unavailable or inadequate to support payments on these securities. Some mortgage-backed securities and SIVs may be leveraged or have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

Home mortgage loans are typically grouped together into “pools” by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations – familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac.”

The underlying assets (i.e., loans) are subject to prepayments, which can shorten the securities’ weighted average life and may lower their return or defaults. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing credit support, or swap counterparty. These securities are subject to high degrees of credit, valuation and liquidity risks.

Convertible Securities Risk – The Flexible Strategies Fund may invest in convertible securities. Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed income securities and warrants that are convertible into or exercisable for common stock. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Insurance Risk – The Flexible Strategies Fund is subject to insurance risk. Certain municipal securities may be insured by an insurer, such as a bank or other financial institution. Adverse developments affecting a particular insurer or, more generally, banks and financial institutions could have a negative effect on the value of the Fund’s holdings in insured municipal securities. For example, rating agency downgrades of an insurer, or other events in the credit markets that may affect the insured municipal bond market as a whole, may adversely affect the value of the insured municipal bonds held by the Fund. While insurance may reduce the credit risk of a municipal security, it does not protect against fluctuations in the value of the Fund’s shares caused by market changes. It is also important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund’s yield as the Fund may pay for the insurance directly or indirectly.

Investment in Syndicated Bank Loans Risk – The Flexible Strategies Fund may invest in syndicated bank loans. Syndicated bank loans incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high yield securities. Syndicated loans may be issued in connection with a restructuring (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, such syndicated bank loans may be part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy.

Syndicated bank loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower rated syndicated bank loans and debt securities (those of less than investment grade quality), involve greater risk of default on interest and principal payments than higher-rated syndicated bank loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the net asset value of shares of the Fund investing in such investments also would decline. Generally, the lower the rating category, the more risky is the investment. Debt securities rated below BBB by S&P or Moody’s are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities. Syndicated bank loans are generally subject to less credit risk than junk bonds. They have features that junk bonds generally do not have. They are senior obligations of the borrower or issuer, are secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or security-holders that invest in them.

Syndicated bank loans generally offer a floating interest rate. Syndicated bank loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Impairment of Collateral – Syndicated bank loans generally are secured by specific collateral of the borrowers and often are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. However, the collateral can be difficult to liquidate and the value of the collateral can decline or be insufficient to meet the obligations of the borrower. As a result, a syndicated bank loan may not be fully collateralized and can decline significantly in value. As a result, the Fund might not receive payments to which it is entitled.

Limited Liquidity – Although the resale, or secondary, market for syndicated bank loans is growing, it is currently limited. There is no organized exchange or board of trade on which such loans are traded. Instead, the secondary market for syndicated bank loans is an unregulated inter-dealer or inter-bank re-sale market. Syndicated bank loans usually trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the syndicated bank loans in which the Fund may invest will be relatively illiquid. In addition, syndicated bank loans in which the Fund may invest may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the Fund’s ability to sell syndicated bank loans and may adversely affect the price that can be obtained. The Fund may have difficulty disposing of syndicated bank loans if cash is needed to pay redemption requests, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause the Fund to sell securities at lower prices than it otherwise would consider to meet cash needs, or may cause the Fund to maintain a greater portion of its assets in cash equivalents than it otherwise would, which could negatively affect performance.

The Fund values its assets daily. However, because the secondary market for syndicated bank loans is limited, it may be difficult to value syndicated bank loans. Market quotations may not be readily available for some syndicated bank loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.

The Fund may be in possession of material non-public information about a borrower as a result of its ownership of a syndicated loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the Fund might be unable to trade securities of such a transaction in a security of such a borrower when it would otherwise be advantageous to do so and, as such, could incur a loss.

Municipal Securities Risk – The Flexible Strategies Fund’s holdings of municipal securities will be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative or political developments and adverse changes in the financial conditions of state and municipal issuers. Income from municipal bonds held by the Fund could be declared taxable because of changes in tax laws or interpretations by taxing authorities, or noncompliant conduct of a municipal issuer. In addition, a portion of the Fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the federal alternative minimum tax. To the extent that the Fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Also, municipal securities backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of taxation supporting the project or assets or the inability to collect enough revenue. Because many municipal securities are issued to finance similar projects (especially those relating to education, health care, utilities and transportation), conditions in those sectors can affect the overall municipal market, including proposed federal, state or local legislation involving the financing of, or declining markets or needs for, such projects. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. For example, health care can be hurt by rising expenses and dependency on third party reimbursements, legislative changes and reductions in government spending; electric utilities are subject to governmental rate regulation; and private activity bonds rely on project revenues and the creditworthiness of the corporate user as opposed to governmental support. Municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by current budgetary constraints of the federal government. Other national governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market, and market conditions may directly impact the liquidity and valuation of municipal securities.

Preferred Securities Risk – The Flexible Strategies Fund may invest in preferred securities. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Regulatory and Legal Risk – U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by a Fund, the strategies used by the Fund or the level of regulation applying to the Fund (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of a Fund.

Restricted Securities Risk – The Flexible Strategies Fund may invest in restricted securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 (“1933 Act”). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, are subject to the Fund’s limitation on illiquid securities.

Restricted securities (including Rule 144A securities, defined below) may involve a high degree of business and financial risk, which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In particular, Rule 144A securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Rule 144A permits the resale to “qualified institutional buyers” of “restricted securities” that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted on NASDAQ (“Rule 144A Securities”).

Investing in Rule 144A Securities and other restricted and non-registered securities (such as privately placed securities purchased through transactions complying with the requirements in Regulation D or S) could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

Securities Lending Risk – The Flexible Strategies Fund may engage in securities lending. Securities lending involves the lending of portfolio securities owned by the Fund to qualified borrowers, including broker-dealers and financial institutions. Therefore, loans of securities involve the risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In addition, in the event of bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the fund’s lending agent. When lending portfolio securities, the Fund initially will require the borrower to provide the Fund with collateral, most commonly cash, which the Fund will invest. Although the Fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower.

Under the section titled “Management of the Funds”, subsection “Investment Advisor”, on page 288 of the Multi-Class Prospectus and page 277 of the H-Class Prospectus, the first sentence following the advisory fee chart will be deleted.

The section titled “Management of the Funds”, subsection “Investment Sub-Advisor”, on page 290 of the Multi-Class Prospectus and page 279 of the H-Class Prospectus, will be deleted in its entirety to reflect the resignation of American Independence as sub-advisor to the Fund.

The section titled “Portfolio Management”, on page 290 of the Multi-Class Prospectus and page 279 of the H-Class Prospectus, with respect specifically to the Fund, will be replaced in its entirety:

On a day-to-day basis, the individuals listed below are jointly and primarily responsible for the day-to-day management of the Flexible Strategies Fund.

B. Scott Minerd, Portfolio Manager of the Advisor and Chief Investment Officer and a managing partner of Guggenheim Partners Investment Management, LLC (“GPIM”). Mr. Minerd is also a portfolio manager for the Guggenheim Build America Bonds Managed Duration Trust, an SEC registered closed-end fund. Mr. Minerd joined GPIM (or its affiliate or predecessor) in May 1998. Mr. Minerd guides the investment strategy of the sector portfolio managers. Mr. Minerd holds a B.S. in Economics from the Wharton School of the University of Pennsylvania.

Anne B. Walsh, Portfolio Manager of the Advisor and Senior Managing Director of GPIM. Ms. Walsh is also a portfolio manager for the Guggenheim Build America Bonds Managed Duration Trust, an SEC registered closed-end fund. Ms. Walsh joined GPIM (or its affiliate or predecessor) in 2007. Prior to joining GPIM, she was Senior Vice President and the Chief Investment Officer for Reinsurance Group of America, where she was employed from 2000 to 2007. Ms. Walsh received her B.S.B.A. and M.B.A. from Auburn University and her J.D. from University of Miami School of Law.

Kevin H. Gundersen, Portfolio Manager of the Advisor and Managing Director and Portfolio Manager of GPIM. Mr. Gundersen joined GPIM (or its affiliate or predecessor) in 2002. Previously, he led an industry team which is focused on investing across the capital structure in the media, telecommunications and technology sectors. Mr. Gundersen received his A.B. from Harvard University.

James Michal, Portfolio Manager of the Advisor and Vice President and Portfolio Manager of GPIM. Mr. Michal joined GPIM (or its affiliate or predecessor) in 2008 and he assists in the management of the firm’s portfolios dedicated to opportunistic strategies in structured finance. Mr. Michal is a Vice President and Co-Portfolio Manager for GPIM’s Structured Credit Opportunistic Mandates. Mr. Michal is responsible for the day-to-day risk monitoring of the assets and performs credit analysis and trade execution for new securities. Prior to joining GPIM, Mr. Michal was an Associate in Wachovia’s structured finance division. Mr. Michal successfully contributed to a total of 11 completed transactions raising approximately $4.3 billion of capital. Prior to his time in structured credit products, he was an Analyst in Wachovia’s corporate credit division focusing on portfolio management and loan syndications. Mr. Michal earned a BSBA in Finance and International Business from Georgetown University.

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